GE INVESTMENTS FUNDS, INC.

Real Estate Securities Fund

Supplement Dated March 30, 2006

To Prospectus Dated May 1, 2005

At a special meeting (the “Meeting”) of shareholders of Real Estate Securities Fund (the “Fund”) held on March 22, 2006, the shareholders of the Fund approved the following proposals:

(1)	an investment sub-advisory agreement among GE Asset Management Incorporated (“GEAM”), the investment adviser to the Fund, GE Investments Funds, Inc. (the “Company”), on behalf of the Fund, and Urdang Securities Management, Inc. (“Urdang”), pursuant to which Urdang would serve as investment sub-adviser to the Fund;

(2)	the adoption of a “manager of managers” arrangement whereby GEAM, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval;

(3)	a change in the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from a diversified mutual fund to a non-diversified mutual fund and the elimination of two related fundamental investment policies on diversification; and

(4)	the amendment, elimination or reclassification of fundamental investment policies of the Fund relating to:

•	senior securities;

•	real estate investments;

•	making loans;

•	borrowings;

•	mortgaging, pledging and hypothecating of investments; and

•	illiquid investments.

Effective on or about April 1, 2006, Urdang will replace Seneca Capital Management, LLC as sub-adviser to the Fund and will manage the Fund in accordance with the fundamental investment policies approved by the shareholders at the Meeting.

In light of the foregoing, effective April 1, 2006, the Company’s Prospectus dated May 1, 2005 (the “Prospectus”) is amended as follows:

1. All references to “Seneca Capital Management, LLC” or “Seneca” relating to events effective on or after April 1, 2006 shall be replaced by “Urdang Securities Management, Inc.” or “Urdang,” respectively.

2. The following paragraph supplements the section entitled “Other Funds – Real Estate Securities Fund – The Strategy”:

“The Fund is classified as a non-diversified fund as defined by the Investment Company Act of 1940, as amended (“1940 Act”). This means that the Fund may invest a greater percentage of its assets in a more limited number of issuers than a diversified fund, making it subject to diversification risk. However, notwithstanding the Fund’s non-diversified classification, it is anticipated that the Fund will be managed in a diversified manner for substantial periods of time but with the flexibility to invest a greater portion of its assets in fewer issuers if the portfolio manager believes that market conditions warrant the management of the Fund in this manner.”

3. The following sentence replaces the first sentence of the first paragraph under the section entitled “Other Funds – Real Estate Securities Fund – The Risks”:

“The principal risks of investing in the Fund are stock market risk, concentration risk, REIT-specific risk, real estate securities risk and diversification risk.”

4. The following paragraph replaces in its entirety the third paragraph under the section entitled “Other Funds – Real Estate Securities Fund – Fund Performance”:

“The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Wilshire Real Estate Securities Index (Wilshire RES Index). The table represents Fund returns net of Fund expenses. It assumes that you redeem your investment in the Fund at the end of each period. Because a new sub-adviser was retained by the Fund to manage the portfolio as of April 1, 2006, the Fund adopted a new index, the NAREIT Equity Index (NAREIT Equity Index), which is deemed to be a more appropriate benchmark relative to the new sub-adviser’s management style. This new index will be reflected in the May 1, 2006 prospectus.”

5. The following supplements the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings”:

“NAREIT Equity Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ, which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.”

6. With respect to Real Estate Securities Fund, the following replaces the summary of investment techniques information provided in the table under the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings”:

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted Securities and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
Real Estate Securities Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes

7. The following replaces the “Diversification Risk” disclosure under the section entitled “More on Strategies, Risks and Disclosure of Portfolio Holdings – More on Risks”:

“Diversification Risk: A non-diversified fund may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a Fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on such Fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund. The Real Estate Securities Fund is a non-diversified fund and is therefore subject to this risk. In addition, although each Fund other than the Real Estate Securities Fund is a diversified fund, the Premier Growth Equity Fund may be subject to some level of diversification risk.”

8. The following supplements the section entitled “About the Investment Adviser – About the Sub-Advisers”:

“Shareholders of the Real Estate Securities Fund have approved a “manager of managers” arrangement that permits GE Asset Management, as the Fund’s investment manager, to appoint and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers on behalf of the Real Estate Securities Fund without shareholder approval. Employment of the “manager of managers” arrangement is contingent upon either (1) receipt of an exemptive order from the Securities and Exchange Commission (“SEC”) permitting such arrangement, or (2) the adoption by the SEC of proposed Rule 15a-5 under the 1940 Act which would permit such an arrangement. Under this arrangement, in the event of a change in the sub-adviser to the Real Estate Securities Fund, variable contract owners invested in the Real Estate Securities Fund will be sent an information statement providing information about the new sub-adviser within 90 days of such change.”

9. The following disclosure replaces in its entirety the section entitled “About the Investment Adviser – About the Sub-Advisers – Real Estate Securities Fund”:

“Real Estate Securities Fund

Urdang Securities Management, Inc. (Urdang)

630 West Germantown Pike, Suite 300

Plymouth Meeting, PA 19462

Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc. (Urdang Capital). Urdang Capital is wholly owned by The Bank of New York Company, Inc. (Bank of New York) and operates as part of Bank of New York’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of Bank of New York. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs). As of December 31, 2005, Urdang managed accounts invested in publicly-traded real estate securities with assets in the aggregate totaling approximately $1.8 billion.

The Real Estate Securities Fund is co-managed by Todd Briddell, CFA, Dean Frankel, CFA and Peter Zabierek, CFA.

Todd Briddell is a Managing Director of Real Estate Securities and serves as Senior Portfolio Manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 14 years of real estate industry experience.

Dean Frankel joined the firm in 1997 and is a Portfolio Manager. He manages the firm’s proprietary research effort and oversees the firm’s trading activities.

Peter Zabierek is a Portfolio Manager. Prior to joining Urdang in January 2003, he was employed by Morgan Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in its Real Estate Investment Banking division.”

This supplement should be retained with your prospectus for future reference.

GE INVESTMENTS FUNDS, INC.

Real Estate Securities Fund

Supplement Dated March 30, 2006

To Statement of Additional Information Dated May 1, 2005

Effective April 1, 2006, GE Investments Funds, Inc. Statement of Additional Information (“SAI”) dated May 1, 2005 is amended as follows:

1. All references to “Seneca Capital Management, LLC” or “Seneca” relating to events effective on or after April 1, 2006 shall be replaced by “Urdang Securities Management, Inc.” or “Urdang,” respectively.

2. The following replaces in its entirety line No. 14. of the first paragraph under the section entitled “Investment Strategies And Risks And Portfolio Holdings”:

“14. Real Estate Securities Fund, non-diversified open-end fund”

3. The following paragraph is added after the first paragraph under the section entitled “Investment Strategies And Risks And Portfolio Holdings – Real Estate Securities Fund”:

“The Fund is classified as a non-diversified fund as defined by the 1940 Act. This means that the Fund may invest a greater percentage of its assets in a more limited number of issuers than a diversified fund, making it subject to diversification risk. Diversification risk is the risk that price movements of a single issuer’s securities will have a greater impact on a non-diversified fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund. However, notwithstanding the Fund’s non-diversified classification, it is anticipated that the Fund will be managed in a diversified manner for substantial periods of time but with the flexibility to invest a greater portion of its assets in fewer issuers if the portfolio manager believes that market conditions warrant the management of the Fund in this manner.”

4. With respect to Real Estate Securities Fund, the following replaces the summary of investment techniques information provided in the table under the section entitled “Investment Strategies And Risks And Portfolio Holdings”:

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Investments	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
Real Estate Securities Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes

5. The following paragraph replaces the first paragraph under the section entitled “Investment Strategies And Risks And Portfolio Holdings – Lending Portfolio Securities”:

“Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund’s assets taken at value (20% with respect to S&P 500 Index Fund, Mid-Cap Equity Fund, International Equity Fund, Total Return Fund, and Money Market Fund, 33.33% with respect to Real Estate Securities Fund). The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. If a Fund lends its portfolio securities, it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Company’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral.”

6. The fundamental restrictions, non-fundamental restrictions and notes to investment restrictions under the section entitled “Investment Restrictions,” shall not apply to Real Estate Securities Fund.

7. The following fundamental restrictions, non-fundamental restrictions and notes to investment restrictions shall apply to Real Estate Securities Fund, and supplements the section entitled “Investment Restrictions.”

“Fundamental Restrictions for Real Estate Securities Fund

The Real Estate Securities Fund is subject to certain fundamental restrictions on its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Real Estate Securities Fund. Except where otherwise noted, the Real Estate Securities Fund may not:

1.	Issue senior securities except as otherwise permitted by applicable law.

2.	Purchase or sell real estate, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Real Estate Securities Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships.

3.	Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, and (e) engage in transactions in mortgage dollar rolls and other similar transactions.

4.	Lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, and (d) investing in futures contracts on securities and securities indices and options on such futures contracts.

5.	Underwrite securities of other issuers except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

Non-Fundamental Restrictions for Real Estate Securities Fund

The Company has also adopted the following additional investment restrictions applicable to the Real Estate Securities Fund. These are not fundamental and may be changed by the Board without shareholder approval. Under these restrictions, the Real Estate Securities Fund may not:

1.	Invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value, would be invested in such securities.

2.	Purchase securities of other investment companies if, as a result thereof, the Real Estate Securities Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Real Estate Securities Fund’s assets would be invested in any one investment company, or more than a total of 10% of the Real Estate Securities Fund’s assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer’s commission or profit, other than customary broker’s commission, is involved, and so long as immediately thereafter not more than 10% of such Real Estate Securities Fund’s total assets, taken at market value, would be invested in such securities. These limitations also do not apply to investment by the Real Estate Securities Fund in shares of GEI Short-Term Investment Fund as permitted by an exemptive order issued by the SEC.

3.	Purchase or sell interests in commodities, or commodity contracts, except that the Fund may invest in currency and financial instruments or contracts, that are commodities or commodity contracts.

4.	Invest more than 20% of its assets, measured at time of purchase, in debt securities (other than U.S. Government securities) that are rated lower than the four highest rating categories assigned by Moody’s or Standard & Poor’s.

5.	The Real Estate Securities Fund may not enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

6.	Make additional investments when borrowings (including reverse repurchase agreements) exceed 5% of its total assets.

7.	The Real Estate Securities Fund may not acquire any security or other investment that is not readily marketable if more than 15% of its net assets, taken at market value, would be invested in such securities and other investments. For purposes of this restriction, an investment is considered to be not readily marketable if it cannot be disposed of by the Real Estate Securities Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Notes to Investment Restrictions for Real Estate Securities Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of fundamental investment restriction number 2, the Company may use the industry classifications reflected by the S&P 500 Composite Stock Price Index, if applicable at the time of determination. For all other portfolio holdings, the Company may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Company may select its own industry classifications, provided such classifications are reasonable.”

8. The following replaces in its entirety the paragraph relating to Seneca Capital Management under the section entitled “Management Of The Company – Investment Adviser and Administrator – Current Sub-Advisers”:

“Urdang Securities Management, Inc. (Urdang). Effective April 1, 2006, GEAM has retained Urdang as sub-adviser for the Real Estate Securities Fund. Urdang is a wholly owned subsidiary of Urdang Capital Management, Inc., which in turn is wholly owned by The Bank of New York Company, Inc. (Bank of New York) and operates as part of Bank of New York’s Asset Management Division. As a wholly owned subsidiary of Urdang Capital, Urdang is a second tier subsidiary of Bank of New York. Urdang is located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. Urdang is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs). As of December 31, 2005, Urdang managed accounts invested in publicly traded real estate securities with assets in the aggregate totaling approximately $1.8 billion.

Prior to April 1, 2006, Seneca Capital Management, LLC (“Seneca”) served as sub-adviser for the Real Estate Securities Fund. For fiscal years ended December 31, 2004, 2003 and 2002, sub-advisory fees of $480,511, $318,812 and $341,934 respectively, were paid to Seneca.”

9. The following replaces in its entirety the first paragraph under the section entitled “Management Of The Company – Investment Adviser and Administrator – Sub-advisory Agreements”:

“Urdang is the investment sub-adviser to the Real Estate Securities Fund pursuant to an investment sub-advisory agreement with GEAM effective April 1, 2006. This investment sub-advisory agreement was approved by the Board (including a majority of the independent directors) at a meeting held for that purpose on January 26, 2006 and by the Fund’s shareholders on March 22, 2006.”

10. The following replaces in its entirety the table under the section entitled “Management Of The Company – Investment Adviser and Administrator – Sub-advisory Fee Rates”:

Calculation of Sub-Advisory Fees. For their services, GEAM pays SSgA FM, Urdang and Palisade monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GEAM monthly and is a percentage of the average daily net assets of the Fund that each sub-adviser manages, at the following annual rates:

SSgA FM (S&P 500 Index Fund)	0.05% first $100,000,000 0.04% next $200,000,000 0.03% over $300,000,000

Urdang (Real Estate Securities Fund)

For any month during which the net asset value of the Real Estate Securities Fund is $100,000,000 or greater:

0.425% first $100,000,000

0.375% next $100,000,000

0.350% over $200,000,000

For any month during which the net asset value of the Real Estate Securities Fund is less than $100,000,000, the investment sub-advisory fee paid to Urdang is at the annual rate of 0.50% of the average daily net assets of the Real Estate Securities Fund.

Palisade (Small-Cap Equity Fund)	0.450% first $25,000,000 0.400% next $50,000,000 0.375% next $100,000,000 0.350% over $175,000,000

11. The following replaces in its entirety the table relating to the Real Estate Securities Fund under the section entitled “Management Of The Company – Investment Adviser and Administrator – Portfolio Managers – Other Accounts Managed”:

Real Estate Securities Fund (Sub-Advised by Urdang)

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned

Todd Briddell, CFA	1 Other Registered Investment Company with $26 million in total assets managed. This account does not have a performance-based fee.	4 Pooled Investment Vehicles with $213 million in total assets managed. 1 account out of the 4 with $87 million in assets managed currently has a performance-based fee.	47 Other Accounts with $1.93 billion in total assets managed. 3 accounts out of the 47 with a total of $248 million in assets currently have a performance-based fee.	None

Dean Frankel, CFA	1 Other Registered Investment Company with $26 million in total assets managed. This account does not have a performance-based fee.	4 Pooled Investment Vehicles with $213 million in total assets managed. 1 account out of the 4 with $87 million in assets managed currently has a performance-based fee.	47 Other Accounts with $1.93 billion in total assets managed. 3 accounts out of the 47 with a total of $248 million in assets currently have a performance-based fee.	None

Peter Zabierek, CFA	1 Other Registered Investment Company with $26 million in total assets managed. This account does not have a performance-based fee.	4 Pooled Investment Vehicles with $213 million in total assets managed. 1 account out of the 4 with $87 million in assets managed currently has a performance-based fee.	47 Other Accounts with $1.93 billion in total assets managed. 3 accounts out of the 47 with a total of $248 million in assets currently have a performance-based fee.	None

12. The following replaces in its entirety the paragraphs relating to the Seneca’s compensation of its portfolio managers under the section entitled “Management Of The Company – Investment Adviser and Administrator – Portfolio Managers – Compensation”:

“Urdang

As described in the prospectus, Urdang uses three portfolio managers to co-manage the Fund assets. The portfolio managers may manage assets in other managed accounts. Urdang pays its portfolio managers competitive salaries. In addition, portfolio managers receive bonuses based on the performance of all managed accounts relative to a benchmark and on the incremental revenues received by Urdang’s REIT clients.

1. Relative Performance Bonus: This bonus is based on Urdang’s tax-exempt composite return versus the Morgan Stanley REIT Index (or a substituted index). For each 100 basis points in returns above the performance of the index in a calendar year end, a percentage is determined. The bonus is calculated by multiplying the applicable percentages times the employees’ then-outstanding base salary. The following table illustrates the performance bonus structure.

Percentage Bonus
<100 basis points	0%
100 to 200 bp	A	%
200 to 300 bp	B	%
300 to 400 bp	C	%
>400 bp	D	%

2. New Client Revenue Bonus: This portion of the employees’ bonus is calculated based on a percentage of incremental revenues received by Urdang’s REIT clients.

We believe that this compensation structure facilitates strong alignment of interest between our clients, our senior investment staff and our Company.”

13. The following replaces in its entirety the paragraphs relating to “Summary of Seneca’s Proxy Voting Policies and Procedures” under the section entitled “Management Of The Company – Investment Adviser and Administrator – Proxy Voting Policies and Procedures”:

“Summary of Urdang’s Proxy Voting Policies and Procedures

Urdang exercises voting authority for clients in accordance with Institutional Shareholder Services (“ISS”) recommendations, and has retained ISS to vote client proxies. As such, Urdang’s proxy voting policies and procedures are intended to give precedence to its clients’ best interests. Based on ISS’ recommendations, proposals assessed to positively impact shareholders will be voted in favor of and proposals that would appear to have adverse impact on shareholders will be voted against. ISS will assess proxy proposals to identify and address any potential conflicts of interests between Urdang and its clients. In the event that there are material conflicts of interests client proxies will be voted in accordance with the recommendations of ISS, rather than Urdang’s interpretation as to what may be in the best interest of any client. Urdang will monitor the voting delegated to ISS.”